POWERSHARES EXCHANGE-TRADED FUND TRUST II (THE "TRUST")

SUPPLEMENT DATED MAY 25, 2010 TO THE PROSPECTUS
DATED FEBRUARY 26, 2010 OF:

PowerShares 1-30 Laddered Treasury Portfolio
PowerShares Build America Bond Portfolio
PowerShares Emerging Markets Sovereign Debt Portfolio
PowerShares High Yield Corporate Bond Portfolio
PowerShares Insured California Municipal Bond Portfolio
PowerShares Insured National Municipal Bond Portfolio
PowerShares Insured New York Municipal Bond Portfolio
PowerShares Preferred Portfolio
PowerShares VRDO Tax-Free Weekly Portfolio

The Board of Trustees of the Trust approved a change to the name and the investment objective for the PowerShares High Yield Corporate Bond Portfolio (the "Fund"), effective August 2, 2010. The Fund's name will be changed to the PowerShares Fundamental High Yield Corporate Bond Portfolio and the Fund will amend its current investment objective to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of an index called the RAFI High Yield Bond Index (the "Index"). The Index is compiled and calculated by Research Affiliates, LLC. The Index measures potential returns of a theoretical portfolio of high yield, U.S. dollar denominated corporate bonds registered for sale in the United States whose issuers are public companies listed on a major U.S. stock exchange. In connection with these changes, the Fund will normally invest at least 80% of its total assets in high yield corporate bonds.

Please Retain This Supplement For Future Reference.

P-PS-PRO-STK-9-1 5/25/10